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                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 7, 1996 covering the audited supplemental consolidated financial statements of SEACOR Holdings, Inc. ("SEACOR") and subisdiaries included in its Form 8-K dated May 31, 1996 and filed on June 14, 1996 into SEACOR's previously filed Registration Statement File No. 333-05483 on Form S-3.


                                           Arthur Andersen LLP


New Orleans, Louisiana
June 14, 1996